SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                                November 17, 2004
                                -----------------

                                  Navidec, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-29098
                                                -------

        Colorado                                         33-0502730
        --------                                         ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)



             Fiddler's Green Center, 6399 S. Fiddler's Green Circle,
                  Suite 300, Greenwood Village, Colorado 80111
                  --------------------------------------------
                     (Address of Principal Executive Office


                                 (303) 222-1000
                                 --------------
                        (Registrant's Telephone number)


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Item 4.01.  Changes in Registrant's Certifying Accountant.

     Navidec, Inc. (the "Company") dismissed Hein & Associates LLP ("Hein") as the independent auditor of the Company, effective November 17, 2004. The Company has engaged Johnson, Miller & Co. ("Johnson") as the independent auditor of the Company, effective November 17, 2004. Johnson had served as the independent auditor of BPZ Energy, Inc., a Texas corporation ("BPZ") which was acquired by the Company in a merger transaction (the "Merger") which closed effective September 10, 2004, as disclosed in the Company's Form 8-K filed with the U.S. Securities and Exchange Commission on September 14, 2004. The Company elected to change independent auditors because upon consummation of the Merger, the financial statements of BPZ became the financial statements of the Company and the Company desired to therefore retain BPZ's historical independent auditors.

     The decision to change independent auditors and the appointment of the new auditors was made by the Company's Board of Directors. The audit reports of Hein on the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 were each qualified as to the Company's ability to continue as a going concern.

     During the fiscal years ended December 31, 2003 and December 31, 2002, and the period through the date of this disclosure, there were no disagreements with Hein on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Hein's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's financial statements for such years.

     During the two most recent fiscal years and the period through the date of this disclosure, the Company did not consult with Johnson regarding any of the matters or events described in Item 304(a)(2) of Regulation S-B.

     The Company has provided Hein with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of Hein's letter, dated November 17, 2004, in response to the foregoing disclosure.

Item 9.01  Financial Statements and Exhibits

(c) The following exhibits are filed herewith:

Exhibit No.              Description of Exhibit
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16               Letter from Hein & Associates LLP to the U.S. Securities and
                 Exchange Commission, dated November 17, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: November 17, 2004

                                            Navidec, Inc.


                                             By: /s/  Thomas Kelly
                                                --------------------------------
                                                      Thomas Kelly
                                                      Chief Executive Officer